UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2014 (September 11, 2014)

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

(a)	Underwriting Agreement

On September 11, 2014, Owens & Minor, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Owens & Minor Distribution, Inc. (“O&M Distribution”), Owens & Minor Medical, Inc. (“O&M Medical” and collectively with O&M Distribution, the “Guarantors”) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC, as representatives of the other several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to the terms and conditions set forth in the Underwriting Agreement (the “Notes Offering”), $275 million aggregate principal amount of the Company’s 3.875% Senior Notes due 2021 (the “2021 Notes”) and $275 million aggregate principal amount of the Company’s 4.375% Senior Notes due 2024 (the “2024 Notes” and collectively with the 2021 Notes, the “Senior Notes”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Guarantors, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

(b)	Base Indenture and First Supplemental Indenture

The Senior Notes were issued pursuant to an Indenture, dated as of September 16, 2014 (the “Base Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 16, 2014 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee.

The 2021 Notes will bear interest at a rate of 3.875% per annum and the 2024 Notes will bear interest at a rate of 4.375% per annum. The 2021 Notes will mature on September 15, 2021 and the 2024 Notes will mature on December 15, 2024. Interest will accrue on the Senior Notes from September 16, 2014. Interest on the 2021 Notes is payable on March 15 and September 15 of each year, commencing on March 15, 2015. Interest on the 2024 Notes is payable on June 15 and December 15 of each year, commencing on December 15, 2014.

The Senior Notes will be the Company’s general senior unsecured obligations and will be equal in right of payment with any of the Company’s existing and future senior indebtedness and senior in right of payment to any of the Company’s subordinated indebtedness. The Senior Notes will be guaranteed on a senior unsecured basis by the Company’s subsidiaries that incur or guarantee debt under the Company’s revolving credit facility. Initially, the Senior Notes will be guaranteed by Owens & Minor Distribution and Owens & Minor Medical. The Senior Notes will be effectively junior to the indebtedness and other liabilities of the Company’s non-guarantor subsidiaries and will be effectively junior in right of payment to any of the Company’s future secured debt to the extent of the assets securing such debt.

The Company may redeem the Senior Notes for cash in whole or in part, at any time prior to maturity, at redemption prices that include accrued and unpaid interest to, but not including, the date of redemption and a make-whole premium, as specified in the Indenture. However, no make whole premium will be paid for redemptions of the 2024 Notes on or after September 15, 2024.

In the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of a series of Senior Notes below an investment grade rating by each of Fitch Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, unless the Company has previously exercised its optional redemption right with respect to that series of Senior Notes in whole, the Company will be required to offer to repurchase the Senior Notes of that series from the holders at a price in cash equal to 101% of the then outstanding principal amount of such series of Senior Notes, plus accrued and unpaid interest to, but not including, the date of repurchase.

The Indenture contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances and leases of substantially all of its assets. The Indenture also contains customary event of default provisions.

The Senior Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-198635) under the Securities Act of 1933, as amended. The Company has filed with the Securities and Exchange Commission a prospectus, dated September 8, 2014, and a prospectus supplement, dated September 11, 2014, in connection with the public offering of the Senior Notes.

Certain of the Underwriters and their affiliates have, from time to time, performed, and may in the future perform, various financial advisory, corporate trust, commercial banking and investment banking services for the Company and its affiliates for which they received, or will receive, customary fees and expenses. In particular, affiliates of each of the Underwriters are lenders under the Company’s revolving credit facility. In addition, an affiliate of Wells Fargo Securities, LLC acts as administrative agent and an affiliate of J.P. Morgan Securities LLC acts as syndication agent under the Company’s revolving credit facility, and an affiliate of U.S. Bancorp Investments, Inc. is the trustee, paying agent and security registrar with respect to the Senior Notes.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Senior Notes are qualified in their entirety by reference to the terms of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the forms of global securities representing the 2021 Notes and the 2024 Notes, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

On September 11, 2014, the Company issued a press release announcing that it had priced the Notes Offering. A copy of the press release issued by the Company on September 11, 2014 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 16, 2014, the Company issued a press release announcing (1) the closing of the Notes Offering and (2) that it had directed the trustee under the indenture governing its 6.35% Senior Notes due 2016 (the “2016 Notes”) to issue notice of redemption to the holders of all outstanding 2016 Notes. All outstanding 2016 Notes will be redeemed on October 16, 2014 at a make-whole redemption price, calculated in accordance with the indenture governing the 2016 Notes. A copy of the press release issued by the Company on September 16, 2014 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated September 11, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated September 16, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated September 16, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and U.S. Bank National Association, as trustee

4.3	Form of Global Note for the 3.875% Senior Notes due 2021 (included as Exhibit A to Exhibit 4.2 hereto)

4.4	Form of Global Note for the 4.375% Senior Notes due 2024 [(included as Exhibit B to Exhibit 4.2 hereto)

5.1	Opinion of Hunton & Williams LLP

99.1	Press Release issued by the Company on September 11, 2014

99.2	Press Release issued by the Company on September 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2014

OWENS & MINOR, INC.

By:	/s/ Grace R. den Hartog
Grace R. den Hartog
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated September 11, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated September 16, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated September 16, 2014, by and among Owens & Minor, Inc., Owens and Minor Distribution, Inc., Owens & Minor Medical, Inc. and U.S. Bank National Association, as trustee

4.3	Form of Global Note for the 3.875% Senior Notes due 2021 (included as Exhibit A to Exhibit 4.2 hereto)

4.4	Form of Global Note for the 4.375% Senior Notes due 2024 (included as Exhibit B to Exhibit 4.2 hereto)]

5.1	Opinion of Hunton & Williams LLP

99.1	Press Release issued by the Company on September 11, 2014

99.2	Press Release issued by the Company on September 16, 2014